UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2019

Social Capital Hedosophia Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Hawthorne Avenue Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one Warrant to purchase one Class A ordinary share	IPOA.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	IPOA	New York Stock Exchange
Warrants to purchase Class A ordinary shares	IPOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2019, in connection with the Extraordinary General Meeting held on October 23, 2019, shareholders of Social Capital Hedosophia Holdings Corp.’s (“SCH”) approved by ordinary resolution and adopted the VGH, Inc. 2019 Incentive Award Plan (the “2019 Plan”), which makes available a number of shares equal to (i) 10% of the sum of (A) the total number of issued and outstanding shares of common stock of Virgin Galactic Holdings, Inc. (“VGH, Inc.”) as of the consummation of the Mergers (as defined below) (the “Closing”), plus (B) the number of shares of VGH common stock covered by the restricted stock units granted to certain members of the board of directors of SCH in connection with the Business Combination (as defined below), plus (ii) the number of shares of VGH common stock covered by such restricted stock unit awards. A summary of the 2019 Plan is included in our definitive Proxy Statement (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “Commission”) on October 10, 2019 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2019 Plan, included as Annex C to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 61,352,156 holders of SCH’s ordinary shares, which represented 74.39% of the ordinary shares outstanding and entitled to vote as of the record date of September 16, 2019, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the SCH shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution adoption of the Agreement and Plan of Merger, dated as of July 9, 2019, as amended on October 2, 2019 (the “Merger Agreement”), by and among SCH, Vieco 10 Limited, a company limited by shares under the laws of the British Virgin Islands (“V10”), Vieco USA, Inc., a Delaware corporation and wholly owned subsidiary of V10 (“Vieco US”), Foundation Sub 1, Inc., a Delaware corporation and a direct wholly owned subsidiary of SCH (“Merger Sub A”), Foundation Sub 2, Inc., a Delaware corporation and a direct wholly owned subsidiary of SCH (“Merger Sub B”), Foundation Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of SCH (“Merger Sub LLC” and, collectively with Merger Sub A and Merger Sub B, the “Merger Subs”), TSC Vehicle Holdings, Inc., a Delaware corporation and an indirect wholly owned subsidiary of V10 (“Company A”), Virgin Galactic Vehicle Holdings, Inc., a Delaware corporation and an indirect wholly owned subsidiary of V10 (“Company B”), and VGH, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of V10 (“Company LLC” and, collectively with Company A and Company B, the “VG Companies” and, together with V10, “VG”). The Merger Agreement provides for, among other things, the merger of: (x) Merger Sub A with and into Company A, with Company A surviving the merger as a wholly owned subsidiary of VGH, Inc. (“Corp Merger A”), (y) Merger Sub B with and into Company B, with Company B surviving the merger as a wholly owned subsidiary of VGH, Inc. (“Corp Merger B”) and (z) Merger Sub LLC with and into Company LLC, with Company LLC surviving the merger as a wholly owned subsidiary of VGH, Inc. (the “LLC Merger” and, collectively with Corp Merger A and Corp Merger B, the “Mergers”), in each case, in accordance with the terms and subject to the conditions of the Merger Agreement (the “BCA Proposal”). The results of the shareholders vote with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,700,121	2,547,135	107,700	N/A

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of SCH’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Mergers, the “Business Combination”) (the “Domestication Proposal”). The results of the shareholders vote with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,702,295	3,547,467	105,194	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between SCH’s Amended and Restated Memorandum and Articles of Association (as amended by a special resolution of shareholders passed on September 9, 2019), and as may be further amended from time to time, the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Social Capital Hedosophia Holdings Corp. (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Virgin Galactic Holdings, Inc.” in connection with the Business Combination:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized capital stock of SCH from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 700,000,000 shares of common stock, par value $0.0001 per share, of VGH, Inc. (the “VGH, Inc. common stock”) and 10,000,000 shares of preferred stock, par value $0.0001 per share, of VGH, Inc. (the “VGH, Inc. preferred stock”) (“Organizational Documents Proposal A”). The results of the shareholders vote with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,696,338	3,551,846	106,772	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the board of directors of SCH be authorized to use any or all shares of VGH, Inc. preferred stock in one or more series, with such terms and conditions as may be expressly determined by the board of directors of SCH and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The results of the shareholders vote with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,690,157	3,556,324	108,475	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that certain provisions of the certificate of incorporation of VGH, Inc. will be subject to the Stockholders’ Agreement and certain provisions of the bylaws of VGH, Inc. will be subject to the Stockholders’ Agreement and the Registration Rights Agreement (“Organizational Documents Proposal C”). The results of the shareholders vote with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,698,980	3,548,778	107,198	N/A

Approval of Organizational Documents Proposal D

The shareholders approved all other changes in connection with the replacement of Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (i) changing the corporate name from “Social Capital Hedosophia Holdings Corp.” to “Virgin Galactic Holdings, Inc.,” (ii) making VGH, Inc.’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iv) granting an explicit waiver regarding corporate opportunities to certain “exempted persons” (including Vieco US and Mr. Palihapitiya and their respective affiliates and representatives) and (v) removing certain provisions related to SCH’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal D”). The results of the shareholders vote with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,691,483	3,557,454	106,019	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution, the election of George Whitesides, Chamath Palihapitiya, Wanda Austin, Adam Bain, Craig Kreeger, Evan Lovell, George Mattson and James Ryans, who, upon consummation of the Business Combination, will be the directors of VGH, Inc. (the “Director Election Proposal”).

The results of the shareholders vote with respect to the election of George Whitesides were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of Chamath Palihapitiya were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of Wanda Austin were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of Adam Bain were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of Craig Kreeger were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of Evan Lovell were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of George Mattson were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

The results of the shareholders vote with respect to the election of James Ryans were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,689,103	3,558,844	107,009	N/A

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of shares of VGH, Inc. common stock to (y) Vieco US pursuant to the Merger Agreement and (z) Chamath Palihapitiya, SCH’s Chief Executive Officer and Chairman of its board of directors, and Vieco US, in each case, if applicable, pursuant to the Purchase Agreement, dated July 9, 2019, as supplemented by the Assignment, Consent and Waiver Agreement, dated October 2, 2019, by and among SCH, V10, Vieco US and Mr. Palihapitiya (the “Stock Issuance Proposal”). The results of the shareholders vote with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,698,312	3,548,681	107,963	N/A

Approval of the Incentive Award Plan Proposal

The shareholders approved by ordinary resolution, the VGH, Inc. 2019 Incentive Award Plan (“Incentive Award Plan Proposal”). The results of the shareholders vote with respect to the Incentive Award Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,674,513	3,563,759	116,684	N/A

Approval of the Repurchase Proposal

The shareholders approved by ordinary resolution, the repurchase, at Vieco US’s election, of up to 20,000,000 shares of VGH, Inc. common stock from Vieco US at a price of $10.00 per share with cash in an aggregate amount equal to the lesser of $200.0 million and the amount (if any) by which the Available Cash (as defined in the Merger Agreement) exceeds $500.0 million at the Closing (the “Repurchase Proposal”). The results of the shareholders vote with respect to the Repurchase Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,694,865	3,552,330	107,761	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting (the “Adjournment Proposal”). The results of the shareholders vote with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,695,711	3,553,980	105,265	N/A

Though not guaranteed, SCH expects to close the Business Combination on October 25, 2019, subject to customary closing conditions, and for the VGH, Inc. units, common stock and warrants to begin publicly trading on the New York Stock Exchange under the new symbols SPCE.U, SPCE and SPCE WS, respectively on October 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp.

Date: October 23, 2019	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer